UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS
OCTOBER 31, 2012 Annual Report to Shareholders

DWS Strategic Government Securities Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
33 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
50 Tax Information
51 Investment Management Agreement Approval
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the 12 months ended October 31, 2012, DWS Strategic Government Securities Fund posted a 3.81% total return, compared with the 3.38% return of its benchmark, the Barclays GNMA Index. At the close of the period, the fund's duration stood at 3.7 years, compared with 3.1 years for the Barclays GNMA Index.

GNMA securities in a nutshell
Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically. To compensate investors for the risks from slower or faster prepayments, GNMAs provide investors with higher yields than comparable maturity U.S. Treasury issues.

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans. As the period opened, and despite short-term rates anchored near zero, longer-term interest rates bounced around in response to headlines surrounding the sovereign debt crisis in Europe. Investors also eagerly followed the stream of U.S. economic data. As 2011 drew to a close, U.S. Treasury rates inched up as investors became more comfortable that the United States was not on the verge of heading back into a recession.

The positive sentiment carried through the first quarter of 2012, as employment data showed signs of firming and a disorderly default by Greece appeared to have been averted, preventing the larger regional debt crisis from coming to a head for the time being. However, the crisis would move front and center in the spring, with the viability of the euro increasingly called into question as borrowing costs rose for governments of larger economies such as Spain and Italy. In the United States, employment and housing, the keys to any sustainable, meaningful recovery, continued to be areas of investor focus. While housing fundamentals showed signs of strengthening, employment data took a step back following a few months of noticeable improvement. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality that benefited U.S. Treasuries and drove yields down.

Late in the fiscal period ended October 31, 2012, the biggest news for the markets came on the U.S. housing and monetary policy fronts, while there continued to be daily headlines reflecting the ups and downs in Europe. On housing, data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the U.S. Federal Reserve Board (the Fed) would announce further bond purchases under quantitative easing in an effort to drive mortgage rates even lower. This speculation was borne out at the Fed's mid-September meeting, at which time it was also announced that near-zero short-term rates would be maintained through at least mid-2015.

Yields on intermediate- and long-term U.S. Treasuries ended the period somewhat lower, declining from already low levels. Specifically, while the 2-year yield rose from 0.25% to 0.30%, the 5-year fell from 0.99% to 0.72%, the 10-year from 2.17% to 1.72% and the 30-year from 3.16% to 2.85%. For much of the period, performance of residential mortgage-backed securities (MBS) was supported by continued low prepayment rates on underlying mortgage pools as homeowners continued to be stalemated by negative equity and tighter mortgage underwriting standards. However, late in the period ended October 31, 2012, as the housing market began to improve and mortgage rates hit ever-lower levels supported by Fed actions, there was a substantial uptick in refinancing that began to impact some older, higher-coupon GNMA pools.

Positive and Negative Contributors to Performance

The fund's positioning with respect to overall duration and interest rate sensitivity was a positive contributor to relative return for the period. We were positioned to be longer than the fund's benchmark, as we expected economic slowing and a flight to quality into U.S. Treasuries resulting from turmoil in Europe and the Middle East. While we adopted this stance a little earlier than was optimal and suffered a near-term performance shortfall as the market moved briefly to higher rates, it worked well over time.

For much of the period we had a significantly higher average coupon than the index. Most of our higher-coupon weighting is in "seasoned" (older than three years) GNMAs, many with lower average loan balances than the index. As a result, our holdings have experienced relatively low prepayments while adding to the fund's income vs. lower coupons. Nonetheless, this position acted as a constraint on returns for much of the period as investors migrated into the perceived safety of newer issues with less refinancing incentive, leading to a softening in prices for our preferred pools. Late in the period ended October 31, 2012, this exposure to specified, higher-coupons pools began to help performance as investors began to value the lower duration and attractive income characteristics they offer.

"We continue to believe our best plan of action is to insulate the portfolio from prepayments where possible and look to purchase securities that provide a degree of protection from higher rates when they are attractively priced."

As part of our approach, we seek to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts. For the 12 months, the GTAA overlay strategy added slightly to the fund's relative performance.

Outlook and Positioning

It is expected that the Fed will absorb in the range of 80% of new mortgage-backed security issuance as it executes the latest round of bond purchases. While there does not appear to be tremendous value in this segment after the recent positive reaction to the Fed's announcement, neither does it make sense to avoid current pools given this level of support. Prepayments on underlying mortgages have picked up dramatically in the past few months as mortgage rates have fallen to historically low levels. At the same time, prepayments have remained modest on our holdings of higher-coupon pools with seasoned mortgages and lower underlying loan balances, and the Fund's income continues to benefit from this exposure. Given this backdrop, we are maintaining a somewhat "barbelled" portfolio with significant exposures to both more recent, lower coupon pools and older, higher-coupon pools. We will continue to closely monitor the refinancing environment and various policy proposals with the potential to increase prepayments.

We expect continued volatility of rates in both directions with the ebb and flow of economic data, the results of the U.S. elections, European angst and Middle East tension. For this reason, we don't foresee taking dramatic positions one way or another in anticipation of these events, but will react based upon the responses after these events are known. We continue to believe our best plan of action is to insulate the portfolio from prepayments where possible and look to purchase securities that provide a degree of protection from higher rates when they are attractively priced by the markets. Given the recent widening of spreads on many higher-coupon GNMAs and other mortgage-backed securities vs. U.S. Treasuries we will be looking to take advantage of any attractive relative valuation opportunities.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Ohn Choe, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2010.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of the assets allocated from time to time to the fund's GTAA overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. Duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Sovereign debt is debt that is issued by a national government.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	3.81%	4.98%	5.97%	4.67%
Class B	2.79%	4.05%	5.02%	3.73%
Class C	2.90%	4.17%	5.14%	3.84%
Barclays GNMA Index†	3.38%	5.52%	6.46%	5.31%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	0.96%	4.01%	5.38%	4.38%
Class B (max 4.00% CDSC)	-0.18%	3.43%	4.86%	3.73%
Class C (max 1.00% CDSC)	2.90%	4.17%	5.14%	3.84%
Barclays GNMA Index†	3.38%	5.52%	6.46%	5.31%
No Sales Charges					Life of Class S*
Class S	3.96%	5.15%	6.14%	N/A	5.52%
Institutional Class	3.96%	5.18%	6.16%	4.89%	N/A
Barclays GNMA Index†	3.38%	5.52%	6.46%	5.31%	5.95%

* Class S shares commenced operations on August 1, 2005. The performance shown for the index is for the time period of July 31, 2005 through October 31, 2012, which is based on the performance period of the life of Class S.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 0.81%, 1.68%, 1.58%, 0.65% and 0.54% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$8.85	$8.85	$8.86	$8.85	$8.82
10/31/11	$8.93	$8.93	$8.95	$8.93	$8.91
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.41	$.34	$.35	$.43	$.44
October Income Dividend	$.0353	$.0284	$.0295	$.0360	$.0367
SEC 30-day Yield as of 10/31/12††	2.29%	1.45%	1.56%	2.50%	2.54%
Current Annualized Distribution Rate as of 10/31/12††	4.79%	3.85%	4.00%	4.88%	4.99%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Intermediate Government Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	134	of	339	39
3-Year	120	of	317	38
5-Year	83	of	292	28
10-Year	69	of	248	28
Class B 1-Year	267	of	339	78
3-Year	257	of	317	81
5-Year	206	of	292	70
10-Year	192	of	248	77
Class C 1-Year	252	of	339	74
3-Year	240	of	317	75
5-Year	189	of	292	64
10-Year	184	of	248	74
Class S 1-Year	119	of	339	35
3-Year	98	of	317	31
5-Year	62	of	292	21
Institutional Class 1-Year	118	of	339	35
3-Year	89	of	317	28
5-Year	61	of	292	21
10-Year	45	of	248	18

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 102.9%
Federal Home Loan Mortgage Corp., 7.0% , with various maturities from 6/1/2032 until 10/1/2038	663,166	754,840
Federal National Mortgage Association:
4.5%, 8/1/2041	1,018,326	1,116,857
6.0%, 8/1/2035	75,574	82,653
Government National Mortgage Association:
3.0%, with various maturities from 6/1/2042 until 9/15/2042 (a)	96,264,279	102,400,311
3.5%, with various maturities from 11/1/2041 until 10/20/2042 (a)	296,556,947	322,814,833
4.0%, with various maturities from 8/1/2040 until 8/20/2042 (a)	236,005,603	258,869,858
4.49%, 6/15/2041	2,352,309	2,587,676
4.5%, with various maturities from 6/20/2033 until 2/20/2042 (a)	336,436,343	370,506,827
4.55%, 1/15/2041	4,761,279	5,297,072
4.625%, 4/15/2041	2,208,294	2,440,769
5.0%, with various maturities from 3/20/2029 until 7/20/2041 (a)	268,124,784	297,010,008
5.5%, with various maturities from 12/15/2024 until 5/20/2041 (a)	229,383,362	255,930,255
6.0%, with various maturities from 11/15/2028 until 5/15/2040 (a)	158,569,360	179,539,380
6.5%, with various maturities from 10/15/2024 until 9/20/2039	47,466,198	53,763,348
7.0%, with various maturities from 9/15/2035 until 3/20/2039	10,044,726	11,551,573
7.5%, with various maturities from 1/20/2027 until 6/20/2031	11,309	13,200
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,812,702,096)		1,864,679,460

Collateralized Mortgage Obligations 13.4%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	1,483,059	316,172
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	781,388	705,535
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	10,529,222	8,451,018
"IY", Series 3955, Interest Only, 3.0%, 3/15/2021	10,522,337	692,943
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	2,477,848	190,065
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	18,144,151	1,319,087
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	3,278,518	221,590
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	4,910,109	398,586
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	3,469,679	261,099
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	2,351,930	192,777
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	3,372,035	273,843
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	3,397,181	460,252
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	9,593,091	965,268
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	7,207,273	222,151
"PT", Series 3586, 3.654%*, 2/15/2038	5,883,646	5,833,246
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	3,337,433	202,613
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	14,234,238	2,081,016
"ZW", Series 3763, 4.5%, 11/15/2040	8,761,730	9,754,453
"57", Series 256, Interest Only, 5.0%, 3/15/2023	2,119,437	175,552
"ZK", Series 3382, 5.0%, 7/15/2037	8,946,235	10,250,106
"PE", Series 2489, 6.0%, 8/15/2032	5,387,557	6,038,680
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	643,977	92,888
"TZ", Series 2778, 6.0%, 2/15/2034	617,400	616,974
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	4,093,392	535,179
"SG", Series 3033, Interest Only, 6.436%**, 9/15/2035	2,263,538	363,044
"A", Series 172, Interest Only, 6.5%, 1/1/2024	262,859	40,015
"SB", Series 2742, Interest Only, 6.786%**, 1/15/2019	2,610,739	308,884
"SB", Series 2788, Interest Only, 6.886%**, 10/15/2022	162,465	2,856
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	765	747
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	3,462,266	335,241
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	7,531,155	598,747
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	12,676,313	739,515
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	5,270,399	410,503
"25", Series 351, Interest Only, 4.5%, 5/1/2019	2,256,288	220,805
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	3,524,232	161,712
"21", Series 334, Interest Only, 5.0%, 3/1/2018	2,535,735	211,547
"20", Series 334, Interest Only, 5.0%, 3/1/2018	1,898,899	164,195
''23", Series 339, Interest Only, 5.0%, 7/1/2018	1,854,629	159,164
"27", Series 351, Interest Only, 5.0%, 4/1/2019	1,892,819	170,129
"26", Series 381, Interest Only, 5.0%, 12/25/2020	481,816	40,861
"PZ", Series 2007-47, 5.0%, 5/25/2037	6,407,911	7,221,030
"ZA", Series 2008-24, 5.0%, 4/25/2038	15,711,913	18,207,241
"ZX", Series 2010-13, 5.0%, 3/25/2040	12,565,458	14,673,384
"KT", Series 2007-32, 5.5%, 4/25/2037	1,883,540	2,107,117
"HS", Series 2009-87, Interest Only, 5.939%**, 11/25/2039	13,066,928	1,965,296
"ZB", Series 2005-37, 6.0%, 5/25/2035	2,449,338	2,720,159
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	9,072,684	946,878
"PI", Series 2007-75, Interest Only, 6.329%**, 8/25/2037	7,617,719	1,573,195
"SB", Series 2010-107, Interest Only, 6.379%**, 9/25/2040	29,092,412	5,532,033
"PI", Series 2006-20, Interest Only, 6.469%**, 11/25/2030	5,892,702	1,213,158
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	576,764
"SJ", Series 2007-36, Interest Only, 6.559%**, 4/25/2037	3,215,976	575,563
"SA", Series 2005-42, Interest Only, 6.589%**, 5/25/2035	5,975,976	699,336
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	1,359,417	1,189,118
"IG", Series 2010-147, Interest Only, 2.0%, 11/16/2013	19,028,897	388,793
"HX", Series 2012-91, 3.0%, 9/20/2040	5,927,899	6,328,190
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	15,113,087	1,682,227
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	4,140,011	354,050
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	6,419,850	295,114
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	3,476,032	186,625
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	2,064,334	296,733
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,531,074
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	3,503,230	349,818
"GP", Series 2010-67, 4.5%, 3/20/2039	4,000,000	4,572,003
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	4,038,213	497,051
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	9,130,929	1,677,026
"VB", Series 2010-26, 5.0%, 1/20/2024	2,114,467	2,510,234
"LV", Series 2012-77, 5.0%, 7/20/2026	4,079,363	4,543,755
"ZB", Series 2004-31, 5.0%, 4/20/2034	8,558,146	9,656,336
"Z", Series 2004-61, 5.0%, 8/16/2034	1,878,791	2,211,375
"ZB", Series 2005-15, 5.0%, 2/16/2035	13,193,991	15,318,325
"Z", Series 2005-25, 5.0%, 3/16/2035	2,919,832	3,338,365
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	6,949,530	390,107
"ZA", Series 2006-47, 5.0%, 8/16/2036	7,247,093	8,560,316
"Z", Series 2008-5, 5.0%, 1/20/2038	7,170,035	8,009,709
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	3,170,101	503,951
"ZN", Series 2009-64, 5.0%, 7/20/2039	16,241,804	18,904,774
"PJ", Series 2009-73, 5.0%, 8/16/2039	7,629,560	8,447,859
"Z", Series 2009-112, 5.0%, 11/20/2039	8,096,570	9,493,034
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	112,083	1,042
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	1,894,649	220,284
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	4,941,282	492,437
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	1,762,752	185,165
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	1,096,869	64,122
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	2,382,455	299,759
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	2,581,344	267,807
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	1,648,779	210,455
"PS", Series 2004-91, Interest Only, 5.886%**, 11/16/2034	1,066,951	162,751
"BS", Series 2011-93, Interest Only, 5.886%**, 7/16/2041	25,375,142	3,649,072
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	4,150,434	443,993
"BZ", Series 2004-46, 6.0%, 6/20/2034	1,891,099	2,146,404
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	555,298	135,744
"AV", Series 2010-14, Interest Only, 6.086%**, 2/16/2040	6,526,567	1,508,668
"SM", Series 2009-100, Interest Only, 6.236%**, 5/16/2039	3,575,299	535,830
"SA", Series 2006-49, Interest Only, 6.249%**, 2/20/2036	7,284,640	812,216
"SI", Series 2008-27, Interest Only, 6.259%**, 3/20/2038	5,214,084	685,038
"SL", Series 2009-100, Interest Only, 6.286%**, 5/16/2039	4,171,182	659,549
"QA", Series 2007-57, Interest Only, 6.289%**, 10/20/2037	3,221,351	441,861
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	1,898,679	332,317
"SA", Series 2006-69, Interest Only, 6.589%**, 12/20/2036	6,890,253	892,349
"S", Series 2000-14, Interest Only, 8.136%**, 2/16/2030	2,066,630	504,214
Total Collateralized Mortgage Obligations (Cost $218,480,273)		242,077,251

Government & Agency Obligations 2.4%
U.S. Government Sponsored Agency 1.0%
Federal National Mortgage Association, 3.0%, 11/15/2027 (a)	17,500,000	17,511,953
U.S. Treasury Obligations 1.4%
U.S. Treasury Bill, 0.13%***, 3/7/2013 (b)	4,810,000	4,807,811
U.S. Treasury Notes:
0.375%, 4/15/2015	12,000,000	12,010,308
0.75%, 6/15/2014 (c)	9,000,000	9,069,957
		25,888,076
Total Government & Agency Obligations (Cost $43,398,194)		43,400,029

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 11/23/2012, Strike Price $134.0	150	42,188

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Fixed Rate — 3.583% - Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	36,000,000	1,115,068
Fixed Rate — 3.635% - Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	34,000,000	999,994
Fixed Rate — 3.72% - Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	34,000,000	937,635
Fixed Rate — 4.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	40,700,000	1,102,111
Fixed Rate — 4.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	39,500,000	988,207
		5,143,015
Total Call Options Purchased (Cost $8,628,552)		5,185,203

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Fixed Rate — 2.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	40,700,000	1,255,538
Fixed Rate — 2.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	39,500,000	1,386,481
Total Put Options Purchased (Cost $2,726,033)		2,642,019

	Shares	Value ($)

Cash Equivalents 1.9%
Central Cash Management Fund, 0.18% (d) (Cost $35,191,562)	35,191,562	35,191,562

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,121,126,710)†	121.0	2,193,175,524
Other Assets and Liabilities, Net	(21.0)	(380,202,480)
Net Assets	100.0	1,812,973,044

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

** These securities are shown at their current rate as of October 31, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $2,121,180,355. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $71,995,169. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $84,008,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,013,311.

(a) When-issued or delayed delivery securities included.

(b) At October 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At October 31, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/17/2012	53	6,894,162	36,666
Federal Republic of Germany Euro-Bund	EUR	12/6/2012	243	44,624,143	4,606
Federal Republic of Germany Euro-Schatz	EUR	12/6/2012	1,190	170,745,649	103,298
Ultra Long U.S. Treasury Bond	USD	12/19/2012	20	3,301,875	50,581
United Kingdom Long Gilt Bond	GBP	12/27/2012	357	68,637,560	(493,675)
Total net unrealized depreciation					(298,524)

At October 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/18/2012	157	21,546,924	29,286
10 Year Japanese Government Bond	JPY	12/11/2012	38	68,664,662	(148,147)
10 Year U.S. Treasury Note	USD	12/19/2012	1,654	220,033,688	102,221
2 Year U.S. Treasury Note	USD	12/31/2012	279	61,471,547	50,446
Total net unrealized appreciation					33,806

At October 31, 2012, open written option contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (e)
Call Options 10 Year U.S. Treasury Note Future	155	11/23/2012	135.0	60,206	(12,110)

(e) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2012 was $48,096.

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Fixed — 3.19% - Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2/1/2017	1,468,800	(1,031,779)
Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	2/1/2017	1,428,519	(920,255)
Fixed — 4.083% - Floating — LIBOR	5/11/2016 5/11/2026	36,000,000	5/9/2016	1,224,000	(790,646)
Fixed — 4.135% - Floating — LIBOR	4/27/2016 4/27/2026	34,000,000	4/25/2016	1,258,000	(707,989)
Fixed — 4.22% - Floating — LIBOR	4/22/2016 4/22/2026	34,000,000	4/20/2016	1,212,100	(664,483)
Total Call Options				6,591,419	(4,115,152)
Put Options Fixed — 1.9% - Floating — LIBOR	4/24/2013 4/24/2043	34,000,000	4/22/2013	465,800	(739,299)
Fixed — 2.07% - Floating — LIBOR	5/10/2013 5/10/2043	36,000,000	5/8/2013	576,000	(408,762)
Fixed — 2.09% - Floating — LIBOR	4/25/2013 4/25/2043	34,000,000	4/23/2013	639,200	(370,760)
Fixed — 3.19% - Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2/1/2017	1,468,800	(1,490,658)
Fixed — 3.32% - Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	2/1/2017	1,428,520	(1,582,398)
Total Put Options				4,578,320	(4,591,877)
Total				11,169,739	(8,707,029)

(f) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2012 was $2,462,710.

Options on Mortgage-Backed Securities — TBAs
	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (g)
Call Options 30-Year GNSF	3.0	25,000,000	11/13/2012	105.813	173,828	(166,015)
30-Year GNSF	3.5	25,000,000	11/13/2012	108.656	119,140	(79,102)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.5	216,797	(248,047)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.531	216,797	(272,572)
30-Year GNSF	3.5	25,000,000	12/13/2012	108.375	154,297	(133,789)
Total Call Options					880,859	(899,525)
Options on Mortgage-Backed Securities — TBAs
	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (g)
Put Options 30-Year GNSF	3.5	25,000,000	11/13/2012	108.656	119,140	(79,101)
30-Year GNSF	3.0	25,000,000	11/13/2012	105.813	173,828	(83,984)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.5	216,797	(148,438)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.531	216,797	(116,508)
30-Year GNSF	3.5	25,000,000	12/13/2012	108.375	154,297	(126,953)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.328	143,555	(105,764)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.359	145,508	(100,118)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.367	143,555	(104,783)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.375	144,531	(142,578)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.828	191,406	(145,979)
30-Year GNSF	3.0	25,000,000	12/13/2012	105.867	191,406	(144,521)
30-Year GNSF	3.5	25,000,000	12/13/2012	107.703	85,938	(76,172)
30-Year GNSF	3.5	25,000,000	12/13/2012	108.234	130,859	(109,375)
30-Year GNSF	3.0	25,000,000	1/15/2013	105.078	194,336	(188,477)
30-Year GNSF	3.0	25,000,000	1/15/2013	105.086	194,336	(150,860)
30-Year GNSF	3.0	25,000,000	1/15/2013	105.086	195,313	(152,525)
30-Year GNSF	3.0	25,000,000	1/15/2013	105.578	240,234	(233,399)
30-Year GNSF	3.0	25,000,000	1/15/2013	105.586	240,234	(193,428)
30-Year GNSF	3.5	25,000,000	1/15/2013	107.438	121,094	(107,422)
30-Year GNSF	3.5	25,000,000	1/15/2013	107.938	164,063	(145,508)
30-Year GNSF	3.0	25,000,000	12/13/2013	105.875	191,406	(187,500)
Total Put Options					3,598,633	(2,843,393)
Total					4,479,492	(3,742,918)

(g) Unrealized appreciation on written options on mortgage-backed securities — TBAs at October 31, 2012 was $736,574.

GNSF: Government National Single Family

LIBOR: London Interbank Offered Rate

At October 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	165,000,000	1	Fixed — 0.515%	Floating — LIBOR	(205,805)	7,290	(213,095)
7/16/2013 7/16/2033	22,700,000	1	Fixed — 2.322%	Floating — LIBOR	812,555	(8,787)	821,342
7/16/2013 7/16/2018	24,900,000	1	Floating — LIBOR	Fixed — 1.148%	108,534	(5,232)	113,766
7/16/2013 7/16/2023	7,200,000	1	Floating — LIBOR	Fixed — 1.858%	(51,722)	(2,969)	(48,753)
7/16/2013 7/16/2043	17,800,000	1	Floating — LIBOR	Fixed — 2.424%	(941,850)	25,113	(966,963)
Total net unrealized depreciation							(293,703)

Counterparty:

1 Nomura International PLC

As of October 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	8,644,723	NZD	10,590,000	11/20/2012	54,526	UBS AG
EUR	4,100,000	USD	5,362,718	11/20/2012	47,672	UBS AG
Total unrealized appreciation					102,198

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	17,022,748	NOK	96,480,000	11/20/2012	(111,195)	UBS AG
USD	738,602	SEK	4,860,000	11/20/2012	(6,277)	UBS AG
USD	25,820,393	CAD	25,690,000	11/20/2012	(108,023)	UBS AG
USD	6,781,017	CHF	6,270,000	11/20/2012	(46,688)	UBS AG
AUD	5,520,000	USD	5,690,651	11/20/2012	(31,234)	UBS AG
JPY	871,940,000	USD	10,918,795	11/20/2012	(5,215)	UBS AG
GBP	8,600,000	USD	13,787,443	11/20/2012	(89,951)	UBS AG
Total unrealized depreciation					(398,583)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts, written options contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Mortgage-Backed Securities Pass-Throughs	$—	$1,864,679,460	$—	$1,864,679,460
Collateralized Mortgage Obligations	—	242,077,251	—	242,077,251
Government & Agency Obligations	—	43,400,029	—	43,400,029
Short-Term Investments	35,191,562	—	—	35,191,562
Derivatives (i)
Purchased Options	42,188	7,785,034	—	7,827,222
Futures Contracts	377,104	—	—	377,104
Interest Rate Swap Contracts	—	935,108	—	935,108
Forward Foreign Currency Exchange Contracts	—	102,198	—	102,198
Total	$35,610,854	$2,158,979,080	$—	$2,194,589,934
Liabilities
Derivatives (i)
Written Options	$(12,110)	$(12,449,947)	$—	$(12,462,057)
Futures Contracts	(641,822)	—	—	(641,822)
Interest Rate Swap Contracts	—	(1,228,811)	—	(1,228,811)
Forward Foreign Currency Exchange Contracts	—	(398,583)	—	(398,583)
Total	$(653,932)	$(14,077,341)	$—	$(14,731,273)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include options purchased, at value, unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts, forward foreign currency exchange contracts and options written, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,085,935,148)	$2,157,983,962
Investment in Central Cash Management Fund (cost $35,191,562)	35,191,562
Total investments in securities, at value (cost $2,121,126,710)	2,193,175,524
Cash	562,342
Deposit with broker for futures contracts	5,720,147
Cash held as collateral for forward foreign currency exchange contracts	2,695,000
Receivable for investments sold	115,833,230
Receivable for investments sold — when-issued securities	284,618,072
Receivable for Fund shares sold	1,378,760
Interest receivable	7,919,739
Unrealized appreciation on swap contracts	935,108
Unrealized appreciation on forward foreign currency exchange contracts	102,198
Upfront payments paid on swap contracts	32,403
Other assets	76,524
Total assets	2,613,049,047
Liabilities
Payable for investments purchased	334,137,516
Payable for investments purchased — when-issued securities	446,482,728
Payable for Fund shares redeemed	2,660,186
Payable for variation margin on futures contracts	951,841
Options written, at value (premium received $15,709,437)	12,462,057
Unrealized depreciation on swap contracts	1,228,811
Unrealized depreciation on forward foreign currency exchange contracts	398,583
Upfront payments received on swap contracts	16,988
Accrued management fee	499,661
Accrued Trustees' fees	16,243
Other accrued expenses and payables	1,221,389
Total liabilities	800,076,003
Net assets, at value	$1,812,973,044

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	7,988,185
Net unrealized appreciation (depreciation) on: Investments	72,048,814
Swap contracts	(293,703)
Futures	(264,718)
Foreign currency	(295,868)
Written options	3,247,380
Accumulated net realized gain (loss)	(54,258,667)
Paid-in capital	1,784,801,621
Net assets, at value	$1,812,973,044
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,599,010,963 ÷ 180,728,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.85
Maximum offering price per share (100 ÷ 97.25 of $8.85)	$9.10
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,264,645 ÷ 482,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.85
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($99,994,955 ÷ 11,281,019 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.86
Class S Net Asset Value, offering and redemption price per share ($98,912,837 ÷ 11,179,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.85
Institutional Class Net Asset Value, offering and redemption price per share ($10,789,644 ÷ 1,222,903 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$61,882,446
Income distributions — Central Cash Management Fund	59,808
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	95,805
Total income	62,038,059
Expenses: Management fee	5,986,259
Administration fee	1,850,406
Services to shareholders	1,989,280
Distribution and service fees	4,577,744
Custodian fee	129,361
Professional fees	118,953
Reports to shareholders	131,244
Registration fees	91,663
Trustees' fees and expenses	78,230
Other	184,350
Total expenses before expense reductions	15,137,490
Expense reductions	(813)
Total expenses after expense reductions	15,136,677
Net investment income	46,901,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	39,206,308
Swap contracts	(15,867,083)
Futures	15,814,042
Written options	117,062
Foreign currency	(2,434,146)
Payment by affiliate (see Note G)	7,055
36,843,238
Change in net unrealized appreciation (depreciation) on: Investments	(20,900,121)
Swap contracts	3,989,599
Futures	(1,534,277)
Written options	2,195,523
Foreign currency	233,547
(16,015,729)
Net gain (loss)	20,827,509
Net increase (decrease) in net assets resulting from operations	$67,728,891

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$46,901,382	$62,215,544
Net realized gain (loss)	36,843,238	35,457,457
Change in net unrealized appreciation (depreciation)	(16,015,729)	(13,914,008)
Net increase (decrease) in net assets resulting from operations	67,728,891	83,758,993
Distributions to shareholders from: Net investment income: Class A	(76,172,405)	(73,568,650)
Class B	(189,916)	(235,863)
Class C	(3,510,440)	(2,645,075)
Class S	(4,962,881)	(4,117,809)
Institutional Class	(310,228)	(75,584)
Total distributions	(85,145,870)	(80,642,981)
Fund share transactions: Proceeds from shares sold	177,182,018	227,877,174
Reinvestment of distributions	69,950,919	65,156,364
Payments for shares redeemed	(284,080,253)	(414,030,639)
Net increase (decrease) in net assets from Fund share transactions	(36,947,316)	(120,997,101)
Increase (decrease) in net assets	(54,364,295)	(117,881,089)
Net assets at beginning of period	1,867,337,339	1,985,218,428
Net assets at end of period (including undistributed net investment income of $7,988,185 and $16,983,382, respectively)	$1,812,973,044	$1,867,337,339

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.91	$8.79	$8.08	$8.36
Income from investment operations: Net investment incomea	.23	.29	.30	.34	.39
Net realized and unrealized gain (loss)	.10	.11	.27	.73	(.25)
Total from investment operations	.33	.40	.57	1.07	.14
Less distributions from: Net investment income	(.41)	(.38)	(.37)	(.36)	(.39)
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	—	—	(.03)
Total distributions	(.41)	(.38)	(.45)	(.36)	(.42)
Net asset value, end of period	$8.85	$8.93	$8.91	$8.79	$8.08
Total Return (%)b	3.81	4.62	6.54	13.67	1.60	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,599	1,673	1,801	1,847	1,794
Ratio of expenses before expense reductions (%)	.79	.79	.80	.81	.83
Ratio of expenses after expense reductions (%)	.79	.79	.80	.81	.83
Ratio of net investment income (%)	2.57	3.30	3.33	4.00	4.63
Portfolio turnover rate (%)	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.91	$8.79	$8.07	$8.35
Income from investment operations: Net investment incomea	.15	.22	.22	.27	.31
Net realized and unrealized gain (loss)	.11	.10	.27	.74	(.25)
Total from investment operations	.26	.32	.49	1.01	.06
Less distributions from: Net investment income	(.34)	(.30)	(.29)	(.29)	(.31)
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	—	—	(.03)
Total distributions	(.34)	(.30)	(.37)	(.29)	(.34)
Net asset value, end of period	$8.85	$8.93	$8.91	$8.79	$8.07
Total Return (%)b,c	2.79	3.67	5.72	12.52	.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	9	15	23
Ratio of expenses before expense reductions (%)	1.71	1.66	1.72	1.77	1.76
Ratio of expenses after expense reductions (%)	1.69	1.63	1.70	1.69	1.74
Ratio of net investment income (%)	1.68	2.46	2.43	3.12	3.72
Portfolio turnover rate (%)	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.95	$8.93	$8.81	$8.09	$8.37
Income from investment operations: Net investment incomea	.16	.22	.23	.27	.32
Net realized and unrealized gain (loss)	.10	.11	.27	.75	(.25)
Total from investment operations	.26	.33	.50	1.02	.07
Less distributions from: Net investment income	(.35)	(.31)	(.30)	(.30)	(.32)
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	—	—	(.03)
Total distributions	(.35)	(.31)	(.38)	(.30)	(.35)
Net asset value, end of period	$8.86	$8.95	$8.93	$8.81	$8.09
Total Return (%)b	2.90	3.82	5.83	12.76	.78	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	80	82	63	51
Ratio of expenses before expense reductions (%)	1.55	1.56	1.56	1.59	1.63
Ratio of expenses after expense reductions (%)	1.55	1.56	1.56	1.59	1.62
Ratio of net investment income (%)	1.78	2.53	2.57	3.22	3.84
Portfolio turnover rate (%)	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.91	$8.80	$8.08	$8.36
Income from investment operations: Net investment incomea	.24	.31	.31	.36	.41
Net realized and unrealized gain (loss)	.11	.11	.27	.74	(.26)
Total from investment operations	.35	.42	.58	1.10	.15
Less distributions from: Net investment income	(.43)	(.40)	(.39)	(.38)	(.40)
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	—	—	(.03)
Total distributions	(.43)	(.40)	(.47)	(.38)	(.43)
Net asset value, end of period	$8.85	$8.93	$8.91	$8.80	$8.08
Total Return (%)	3.96	4.67	6.84	13.87	1.78	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	107	93	84	79
Ratio of expenses before expense reductions (%)	.65	.63	.62	.64	.65
Ratio of expenses after expense reductions (%)	.65	.63	.62	.64	.64
Ratio of net investment income (%)	2.73	3.46	3.51	4.17	4.82
Portfolio turnover rate (%)	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.91	$8.90	$8.79	$8.07	$8.35
Income from investment operations: Net investment incomea	.24	.32	.32	.36	.41
Net realized and unrealized gain (loss)	.11	.10	.26	.74	(.26)
Total from investment operations	.35	.42	.58	1.10	.15
Less distributions from: Net investment income	(.44)	(.41)	(.39)	(.38)	(.40)
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	—	—	(.03)
Total distributions	(.44)	(.41)	(.47)	(.38)	(.43)
Net asset value, end of period	$8.82	$8.91	$8.90	$8.79	$8.07
Total Return (%)	3.96	4.79	6.80	13.90	1.75	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	2	2	.49	.37
Ratio of expenses before expense reductions (%)	.59	.52	.51	.57	.65
Ratio of expenses after expense reductions (%)	.59	.52	.51	.57	.65
Ratio of net investment income (%)	2.72	3.57	3.62	4.24	4.81
Portfolio turnover rate (%)	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at October 31, 2012.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $54,464,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2013 ($8,807,000), October 31, 2014 ($26,950,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, forward currency contracts, recognition of certain foreign currency gain (loss) as ordinary income (loss), paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$7,691,800
Capital loss carryforwards	$(54,464,000)
Unrealized appreciation (depreciation) on investments	$71,995,169

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$85,145,870	$80,642,981

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $174,180,000 to $237,600,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of October 31, 2012. For the year ended October 31, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $75,100,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2012, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets. In addition, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gain.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in written option contracts had a total value generally indicative of a range from approximately $3,286,000 to $14,529,000, and purchased option contracts had a total value generally indicative of a range from approximately $44,000 to $10,006,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $134,347,000 to $424,724,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $75,972,000 to $371,717,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract "forward currency contract" is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended October 31, 2012, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $35,760,000 to $83,040,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $22,809,000 to $76,278,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$7,827,222	$—	$935,108	$377,104	$9,139,434
Foreign Exchange Contracts (c)	—	102,198	—	—	102,198
	$7,827,222	$102,198	$935,108	$377,104	$9,241,632

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(12,462,057)	$—	$(1,228,811)	$(641,822)	$(14,332,690)
Foreign Exchange Contracts (c)	—	(398,583)	—	—	(398,583)
	$(12,462,057)	$(398,583)	$(1,228,811)	$(641,822)	$(14,731,273)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$454,120	$117,062	$—	$(15,867,083)	$15,814,042	$518,141
Foreign Exchange Contracts (b)	—	—	(2,497,691)	—	—	(2,497,691)
	$454,120	$117,062	$(2,497,691)	$(15,867,083)	$15,814,042	$(1,979,550)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(3,527,363)	$2,195,523	$—	$3,989,599	$(1,534,277)	$1,123,482
Foreign Exchange Contracts (b)	—	—	240,393	—	—	240,393
	$(3,527,363)	$2,195,523	$240,393	$3,989,599	$(1,534,277)	$1,363,875

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $11,105,770,625 and $10,951,281,781, respectively. Purchases and sales of U.S. Treasury obligations aggregated $57,045,397 and $99,064,298, respectively.

For the year ended October 31, 2012, transactions for written options on securities, interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	775,000,000	$4,337,891
Options written	2,668,503,890	28,968,448
Options closed	(1,452,601,735)	(10,133,042)
Options expired	(1,052,602,000)	(7,463,860)
Outstanding, end of period	938,300,155	$15,709,437

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2012, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2011 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.69%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $1,850,406, of which $154,350 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$1,017,589	$—	$166,044
Class B	10,069	813	2,043
Class C	30,948	—	5,226
Class S	60,099	—	10,096
Institutional Class	644	—	120
	$1,119,349	$813	$183,529

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$38,309	$2,744
Class C	676,933	62,911
	$715,242	$65,655

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$3,625,421	$605,399	.22%
Class B	12,037	1,791	.24%
Class C	225,044	41,117	.25%
	$3,862,502	$648,307

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012 aggregated $65,706.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $6,976 and $11,120, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $2,380 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,536, of which $8,783 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,167,093	$90,961,544	18,305,918	$163,456,103
Class B	49,316	441,932	73,831	657,236
Class C	3,794,726	33,973,024	2,465,848	22,061,253
Class S	4,537,240	40,662,061	4,513,407	40,429,004
Institutional Class	1,249,677	11,143,457	143,191	1,273,578
		$177,182,018		$227,877,174
Shares issued in reinvestment of dividends
Class A	7,047,725	$62,842,113	6,729,993	$59,601,357
Class B	19,070	170,119	23,511	208,016
Class C	274,392	2,450,985	209,372	1,858,016
Class S	469,108	4,183,789	385,500	3,416,075
Institutional Class	34,218	303,913	8,248	72,900
		$69,950,919		$65,156,364
Shares redeemed
Class A	(23,756,946)	$(212,349,904)	(39,779,043)	$(353,904,859)
Class B	(231,605)	(2,070,639)	(431,087)	(3,821,900)
Class C	(1,759,150)	(15,743,086)	(2,846,838)	(25,183,236)
Class S	(5,779,510)	(51,597,065)	(3,348,593)	(29,733,947)
Institutional Class	(261,338)	(2,319,559)	(154,521)	(1,386,697)
		$(284,080,253)		$(414,030,639)
Net increase (decrease)
Class A	(6,542,128)	$(58,546,247)	(14,743,132)	$(130,847,399)
Class B	(163,219)	(1,458,588)	(333,745)	(2,956,648)
Class C	2,309,968	20,680,923	(171,618)	(1,263,967)
Class S	(773,162)	(6,751,215)	1,550,314	14,111,132
Institutional Class	1,022,557	9,127,811	(3,082)	(40,219)
		$(36,947,316)		$(120,997,101)

G. Payment by Affiliate

During the year ended October 31, 2012, the Advisor fully reimbursed the Fund $7,055 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders of DWS Strategic Government Securities Fund and Board of Trustees of DWS Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Government Securities Fund (the "Fund"), a series of DWS Income Trust, including the investment portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Government Securities Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 20, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,014.90	$1,010.30	$1,010.90	$1,016.60	$1,016.00
Expenses Paid per $1,000*	$4.05	$8.54	$7.89	$3.14	$2.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,021.11	$1,016.64	$1,017.29	$1,022.02	$1,022.17
Expenses Paid per $1,000*	$4.06	$8.57	$7.91	$3.15	$3.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.80%	1.69%	1.56%	.62%	.59%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Strategic Government Securities Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSGSF-2
(R-024969-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC GOVERNMENT SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$89,267	$0	$8,903	$0
2011	$88,860	$0	$8,644	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$8,903	$359,967	$477,809	$846,679
2011	$8,644	$285,550	$565,608	$859,802

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012